UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

Date of Report (Date of earliest event reported): February 7, 2005
                                                 (February 7, 2005)

                  BF Acquisition Group II, Inc.
..................................................................
                         ..............
     (Exact name of registrant as specified in its charter)

        Florida                  0-26845            65-0913583
..................................................................
 (State or other jurisdiction  (Commission       (IRS Employer
       of incorporation)       File Number)    Identification No.)

      2501 Turk Blvd., San Francisco, California      94118
..................................................................
                          .............
          (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:(415) 831-1974
..................................................................
                          .............
  (Former name or former address, if changed since last report)


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Item 3.02. Unregistered Sales of Equity Securities

     On February 7, 2005, the registrant issued 425,000 shares of the registrant's common stock, $0.001 par value, to William R. Colucci in exchange for his service on the registrant's board of directors and for his service as the sole officer of the registrant. This person was the only offeree in connection with this transaction. The registrant relied upon section 4(2) of the Securities Act of 1933, as amended.


                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF Acquisition Group II, Inc.


By: /s/ William R. Colucci
   -----------------------------------
   William R. Colucci, President


Dated February 7, 2005


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